Friedman Billings Ramsey

THE FBR FUNDS

MONEY MARKET FUND
FBR FUND FOR GOVERNMENT INVESTORS

 PROSPECTUS

July 1, 2004
As Amended September 9, 2004

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT JUDGED WHETHER THESE FUNDS ARE GOOD INVESTMENTS OR WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO INDICATES OTHERWISE IS COMMITTING A FEDERAL CRIME.

THE FBR FUNDS
1001 Nineteenth Street North, Arlington, VA 22209
888.888.0025
e-mail: funds@fbr.com
Internet: www.fbr.com/funds/

INVESTMENT ADVISER
Money Management Advisers, Inc., 1001 Nineteenth Street North, Arlington, VA 22209

DISTRIBUTOR
FBR Investment Services, Inc., 4922 Fairmont Avenue, Bethesda, MD  20814

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN
FBR National Trust Company, 4922 Fairmont Avenue, Bethesda, MD  20814

SUB-TRANSFER AGENT
Integrated Fund Services, Inc. 221 East Fourth Street, Cincinnati, OH  45202

INDEPENDENT PUBLIC ACCOUNTANTS
Tait, Weller & Baker, 1818 Market Street, Philadelphia, PA  19103

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, and RELATED RISKS

FBR Fund for Government Investors (FUSXX)

OBJECTIVE. FBR Fund for Government Investors (the "Money Market Fund" or the "Fund") seeks current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. In attempting to achieve its objective, the Fund invests, under normal circumstances, at least 95% of its total assets in fixed-rate and floating-rate short-term instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements secured by such instruments. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments.  For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less.  The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

In managing the Fund's portfolio, the Fund's investment adviser, Money Management Advisers, Inc. (the "Adviser"), considers economic conditions and interest rate trends in determining which securities to purchase.

PRINCIPAL RISKS.

General. Loss of money is a risk of investing in the Fund. While money market funds are designed to be relatively low risk investments, they are not entirely free of risk.  There is no assurance that the Fund will meet its investment objective. Although the Fund seeks to preserve the net asset value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.  Also, an investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest rate risk. The U.S. Government does not guarantee the market value or the current yield of government securities.  Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates.  When interest rates rise, the market values of money market instruments decline; when interest rates decline, the market values of money market instruments increase. Thus, the Fund's yield fluctuates daily in response to changes in interest rates and as investments in the Fund's portfolio mature and are replaced with new investments bearing current interest rates.  The price volatility of money market instruments also depends on their maturities and durations.  Generally, the longer the maturity and duration of a money market instrument, the greater its sensitivity to interest rates.

Credit risk. Debt securities are subject to the possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security's rating, the higher its credit risk. Because the Fund intends to invest 95% of its investments in U.S. government securities, it is unlikely that a Fund investment will default. However, not all government securities are backed by the full faith and credit of the United States. Some are backed only by the credit of the issuing agency or instrumentality.

ADDITIONAL INVESTMENT STRATEGIES.

Securities Lending. In order to generate additional income, the Fund may lend portfolio securities to certain qualified institutional investors (i.e., brokers, banks or other financial institutions) who pay the Fund negotiated lender fees. In exchange, the Fund will receive cash or securities collateral equal to at least 100% of the value of the securities loaned. Any cash collateral received by the Fund in connection with securities lending may be invested in a variety of short-term instruments.

A risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligations to return the securities. In the event of a default or bankruptcy by a borrower, the Fund will promptly liquidate collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the borrower are less than the borrower's obligation, the Fund could suffer a loss.

Other Types of Investments. While not a principal strategy, the Fund may invest, to a limited extent, in other types of investments not issued or guaranteed by the U.S. government, its agencies or instrumentalities.

PERFORMANCE OF THE FUND

MONEY MARKET FUND

Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each of the last 10 calendar years. The table shows the Fund's average annual returns for different calendar periods. Returns shown assume reinvestment of dividends and distributions. The figures shown for the Fund include information from the periods covered by the Fund's corresponding predecessor prior to the reorganization of the Fund as a series of The FBR Funds on February 27, 2004.  Please see the Statement of Additional Information for more information.

Please keep in mind that how the Fund has performed in the past does not necessarily indicate how the Fund will perform in the future.

Best Quarter:  1.39%    4th Qtr of 2000
Worst Quarter:  0.08%    3rd Qtr of 2003

Performance Table
Average Annual Total Returns
(for Periods Ended December 31, 2003)

One Year	0.42%
Five Years	2.77%
Ten Years	3.56%

 Yields
(as of December 31, 2003)

7-Day	0.36%
7-Day Effective	0.36%

For current yield information please call 888.888.0025.

FEES AND EXPENSES

This table describes the fees and estimated expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases......................................................................
Maximum Deferred Sales Charge............................................................................................................
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.................................................
Redemption Fee.................................................................................................................. .....................

NONE NONE NONE NONE+

______________________________

+ We may charge a $10.00 wire fee for all redemption proceeds paid by federal wire made through the Fund's transfer agent.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	0.50%*
Other Expenses+	0.35%
Total Annual Fund Operating Expenses	0.85%*
Less Contractual Fee Waiver	(0.10)%*
Net Expenses	0.75%

* Effective April 1, 2003, the Adviser has contractually agreed to waive a portion of its management fee in an amount equal to 0.10% for such period as the fee payable by the Fund under its administrative services agreement is 0.35%.

+Other Expenses are based on actual amounts that the Fund incurred during its most recent fiscal year. This item may fluctuate from year to year based on the Fund's investment operations and asset size.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 77	$ 240	$ 417	$ 930

FUND MANAGEMENT

Investment Adviser
Money Management Advisers, Inc. ("Adviser"), a Delaware corporation located at 1001 Nineteenth Street North, Arlington, Virginia 22209, serves as the Fund's investment adviser. Prior to January 1, 2002, the Adviser was a District of Columbia limited partnership known as Money Management Associates, L.P. The Adviser is a wholly-owned subsidiary of FBR National Trust Company ("FBR National"), the Fund's administrator, custodian, fund accounting and transfer agent.  The Adviser and FBR National are both wholly-owned subsidiaries of Friedman, Billings, Ramsey Group, Inc.

Established in 1974, the Adviser is registered with the Securities and Exchange Commission ("SEC") as an investment adviser and has served as the Fund's adviser since it commenced operations. Subject to the general supervision of the Fund's Board of Trustees, the Adviser manages the investment and reinvestment of the assets of the Fund and is responsible for the overall management of the Fund's business affairs.

As of January 31, 2004, the Adviser (who manages four no-load mutual funds) and its asset management affiliates, manage approximately $2.8 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships.

Under an agreement with the Adviser, the Fund pays a management fee at an annual rate based on net assets as follows:

0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets over $1 billion.

For the year ended December 31, 2003, pursuant to an agreement between the Fund and the Adviser, for the advisory services performed, the Adviser received 0.50% of the average daily net assets of the Fund.

 INVESTING IN THE FUND

All purchases and redemptions of a Fund's shares are made at the Fund's net asset value next determined after receipt of the order. You pay no sales charges to invest in the Fund.

DETERMINATION OF NET ASSET VALUE

Your price for Fund shares is the Fund's net asset value per share, which is computed daily as of the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open (a "Business Day"). In order to receive same day dividends for the Money Market Fund, your purchase request must be received by 12:30 p.m., Eastern Time. The Fund determines its net asset value by dividing the value of its net assets (i.e., assets less liabilities) by the total number of shares outstanding. The Fund's portfolio securities are valued at their amortized cost. Amortized cost of an instrument is determined by valuing it at cost at the time of purchase, and, thereafter, accreting/amortizing any purchase discount/premium at a constant rate until maturity.

Purchase orders received by Integrated Fund Services, Inc. ("Integrated" or the "Transfer Agent") prior to the close of regular trading on the NYSE on any Business Day, are priced according to applicable net asset value determined on that date.  Purchase orders received after the close of regular trading on the NYSE are generally priced as of the time the net asset value is next determined.

HOW TO BUY SHARES

GENERAL

You may buy shares of the Fund on any Business Day. The minimum initial investment is $2,000. For an investment in an IRA or pension, profit-sharing or other employee benefit plan ("Retirement Plans") the minimum initial investment is $1,000. There is no minimum requirement for subsequent investments. The Fund reserves the right to reject any purchase order or change the initial and subsequent investment minimum requirements at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: when you open an account, the Fund must obtain the following information:

  Your name;

  Physical residential address (although post office boxes are still permitted for mailing);

  Date of birth; and

  Social security number, taxpayer identification number, or other identifying number.

We may also ask for other information that will allow us to identify you or to see certain identifying documents.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other third-party services.  Additional information may be required to open accounts for corporations and other non-natural persons.

 Federal law prohibits the Fund from establishing new accounts unless it receives the minimum identifying information listed above. The Fund also may be required to close your account if it is unable to verify your identity within a reasonable time.

BUYING SHARES THROUGH THE DISTRIBUTOR, OTHER AUTHORIZED BROKER-DEALERS OR INVESTMENT PROFESSIONALS

The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

To buy shares through the Distributor or an Authorized Broker-Dealer, you may send a check, or wire Federal Funds. The Distributor or an investor's Authorized Broker-Dealer is responsible for forwarding purchase information and payment promptly to the Fund.

Shareholders whose shares are held through a brokerage account who desire to transfer such shares to another brokerage account should contact their current broker to effect the transfer.

Some broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals (collectively, "Investment Professionals") may charge their clients direct fees or impose conditions on investments in addition to or different from those described in this Prospectus. You should contact your Investment Professional concerning these fees and conditions (if any). Investment Professionals are solely responsible for promptly transmitting purchase and redemption orders to the Fund.

The Adviser or its affiliates may make payments to broker-dealers for certain administrative services provided in connection with the Fund.

BUYING SHARES THROUGH THE TRANSFER AGENT

To purchase shares through the Transfer Agent, you should complete the application (the "Account Application") accompanying this Prospectus and forward it with payment by check drawn on a U.S. bank or an accepted Canadian bank to The FBR Funds, c/o Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. You may make additional purchases of shares by mailing a check drawn on a U.S. bank or an accepted Canadian bank to the same address. If you pay for shares by check, the shares will be priced at the net asset value next determined after the Transfer Agent receives the check in proper form. No cash, money orders, traveler's checks, credit card checks, future or post-dated checks including stale-dated checks, counter or starter checks will be accepted. The Fund will accept third party checks, however, to protect against check fraud, the Fund may reject any purchase request involving a check that is not made payable to "The FBR Funds" (including, but not limited to, requests to purchase shares using third-party checks).

You may also purchase shares by federal wire. Call the Transfer Agent at 888.888.0025 prior to sending the wire to ensure you use the correct wiring instructions. The Transfer Agent will not process purchases or redemptions until it receives a fully completed and signed Account Application. There is no charge from the Fund to make a wire purchase, however your bank may charge a fee for handling wire transfers.

You should also notify the Transfer Agent before wiring funds for additional purchases.

IN-KIND PURCHASES

You may buy shares of the Fund "in-kind" through a transfer of securities as payment for the shares, if approved in advance by the Adviser. Securities used to purchase Fund shares must be appropriate investments for the Fund, must be consistent with the Fund's investment objective and policies, and must have readily available market quotations. The securities will be valued in accordance with the Fund's policy for calculating net asset value, determined as of the close of business the day on which the securities are received by the Fund in salable form. Whether a Fund will accept particular securities as payment will be decided in the sole discretion of the Adviser. If you are considering buying shares in this manner, please call 888.888.0025.

SYSTEMATIC INVESTMENT PROGRAM

The Systematic Investment Program allows you to buy shares of the Fund at regular intervals. If your bank or other financial institution allows automatic withdrawals, you may buy shares by having a designated account debited in the specified amount ($50 minimum) every month or quarter, on the fifth and/or twentieth day of the month. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be used for participation in the Systematic Investment Program. A minimum initial investment of $500 is required to enroll in this program. If you want to participate in the Systematic Investment Program, please call the Transfer Agent at 888.888.0025 to obtain the appropriate forms.

The Systematic Investment Program does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Program involves the continuous investment in a Fund regardless of fluctuating price levels of the Fund shares, you should consider your financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Program at any time or charge a service fee. No fee is currently charged or contemplated.

HOW TO REDEEM SHARES

GENERAL

You may redeem (sell) your shares on any Business Day. Your shares will be sold at the next NAV calculated after your order is received in proper form.

Normally, redemption proceeds will be mailed by the next business day after the Fund receives a redemption request in proper form, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Fund. This generally applies to cases of very large redemptions or during unusual market conditions.

Notwithstanding the foregoing, with respect to a redemption of shares that were purchased recently by check, the Fund may withhold payment of redemption proceeds for up to 10 business days.

Your account may be redeemed after 60 days' written notice to you if your account's net asset value has fallen below $1,000 due to redemptions. If you receive notice that your account will be redeemed, you may avoid the redemption by investing additional amounts in your account to bring the balance over $1,000. You will not be required to redeem your account that has fallen below $1,000 due to market fluctuations.

REDEEMING THROUGH THE DISTRIBUTOR, AUTHORIZED BROKER-DEALERS OR INVESTMENT PROFESSIONALS

If you hold Fund shares through a brokerage account, you must submit redemption requests to your account executive or Authorized Broker-Dealer, either in person or by telephone, mail or wire. As the Fund's agent, the Distributor or another Authorized Broker-Dealer may honor a redemption request by repurchasing Fund shares from you at the shares' net asset value next computed after the Distributor or Authorized Broker-Dealer receives your request. Under normal circumstances, redemption proceeds will be paid by check or credited to your brokerage account within three days. The Distributor and Authorized Broker-Dealers are responsible for promptly sending redemption requests to the Transfer Agent.   You may also place redemption requests through an Investment Professional, who might charge a fee for this service.

REDEEMING THROUGH THE TRANSFER AGENT

REDEMPTION IN WRITING.  If you do not hold shares through a brokerage account and you wish to redeem shares, you may redeem your shares through the Transfer Agent by sending a written request directly to: The FBR Funds, c/o Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio  45201-5354.  Include the following information in your redemption request:

  the name of the Fund and account number you are redeeming from;

  your name(s) and address as it appears on your account;

  the dollar amount or number of shares you wish to redeem;

  your signature(s) as it appears on your account registration; and

  a daytime telephone number.

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion signature guarantee to help protect against fraud. We accept original signature guarantees from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations participating in a Medallion program. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED.

Some of the circumstances which may require an original Medallion signature guarantee from one of the above programs include:

  Redemption proceeds that exceed $100,000

  Proceeds that are not being paid to the owner of record, including the transfer of assets

  Proceeds that are being sent to an address other than the address of record

  Proceeds to be paid within 30 days of an address change

  Proceeds being wired to bank instructions added to the account within the previous 10 days

We may require additional documentation of authority when a corporation, partnership, trust, fiduciary, executor or administrator requests a redemption.  Contact the Transfer Agent for requirements.

REDEMPTION BY TELEPHONE/PAYMENT BY WIRE TRANSFER.  You may redeem shares by telephone if you elected this option on your initial Account Application. If you wish to add this privilege to your account, please call the Transfer Agent at 888.888.0025 for instructions.

If you redeem shares by telephone, we will mail a check for the redemption proceeds to your registered address unless you have designated in your Account Application or Telephone Authorization that redemption proceeds are to be sent by wire transfer to a specific checking or savings account. In that case, if we receive a telephone redemption request before 12:30 p.m., proceeds will generally be wired same day. Requests for redemption received after 12:30 p.m. will be wired to your bank account on the next day that a wire transfer can be effected. We may charge a transaction fee of $10.00 for payments by wire.

 In order to protect your investment assets, the Fund will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and the Fund will not be liable, in those cases. The Fund has certain procedures to confirm that telephone instructions are genuine. Some of these procedures may include requiring personal identification; making checks payable only to the owner(s) of the account shown on the Fund's records; mailing checks only to the account address shown on the Fund's records; directing wires only to the bank account shown on the Fund's records; providing written confirmation for transactions requested by telephone; and tape recording instructions received by telephone. The Fund reserves the right to refuse any transaction they believe to not be genuine.

REDEMPTION IN-KIND

The Fund reserves the right to make a "redemption in-kind" payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect Fund operations (for example, if it represents more than 1% of a Fund's assets).

AUTOMATIC WITHDRAWAL

The Fund has an automatic withdrawal program, which allows you to withdraw a specified dollar amount (minimum of $100) on either a monthly or quarterly basis. You must have a minimum account balance of $10,000 to enroll in the automatic withdrawal program. We will redeem shares in your account for this purpose. You may obtain an application for automatic withdrawal from the Distributor or the Transfer Agent. If, as a result of your automatic withdrawals, your account falls below $1,000, it may be subject to the minimum account balance requirements. You may cancel the automatic withdrawal at any time. The Fund reserves the right to cancel the plan if, on two or more consecutive months, there has been insufficient shares in your account. The Fund may modify or terminate the automatic withdrawal program at any time.

CHECKWRITING PRIVILEGES

You may also elect to redeem shares by draft check made payable to the order of any person or institution against your money market account. Upon the Fund's receipt of a completed signature card, you will be supplied with draft checks that are drawn on your Fund account and are paid through The Bank of New York. All account owners and authorized signers must sign the card.  Please note that you may not close your account by draft check.

The Fund reserves the right to change or suspend the checkwriting service and to charge for the reorder of draft checks. These checks cannot be certified, nor can these checks be negotiated for cash at The Bank of New York. There may be a $4 charge for each stop payment request on draft checks. The availability of funds on which checkwriting privileges apply may be subject to a hold of 10 business days.

SHAREHOLDER SERVICES

TAX-SHELTERED RETIREMENT PLANS

You may invest in the Fund through various retirement plans. These include individual retirement plans and employer sponsored retirement plans, such as defined benefit and defined contribution plans. To determine which type of retirement plan is appropriate for you, please contact your tax advisor. For further information about Fund sponsored Traditional IRA, ROTH IRA or SEP IRA plans, please call the Transfer Agent.

EXCHANGE PRIVILEGE

You may exchange your shares of the Fund for shares of any of the following FBR Funds:

• FBR Small Cap Financial Fund	• FBR Large Cap Technology Fund	• FBR Maryland Tax-Free Fund
• FBR Large Cap Financial Fund	• FBR Small Cap Technology Fund	• FBR Virginia Tax-Free Fund
• FBR Small Cap Fund	• FBR American Gas Index Fund

You should obtain and read the current Prospectus of the Fund you want to acquire in an exchange by calling 888.888.0025. The Fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The exchange privilege may be modified or withdrawn at any time and is subject to certain limitations.

If you wish to make an exchange, you may do so by sending a written request to the Transfer Agent. You will automatically be provided with telephone exchange privileges when you open your account, unless you indicate on the Account Application that you do not wish to use this privilege. You may add a telephone exchange feature to an existing account that previously did not provide for this option.  If you wish to add this privilege to you your account, please call the Transfer Agent at 888.888.0025 for instructions.

When you enact an exchange, a new account will be established with the exact registration and options as the account you are exchanging from unless you are exchanging into an existing account. If you want different options for the new account, you must specify this in writing, with all signatures guaranteed as described above. See "Redemption In Writing."

For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your own tax adviser concerning the tax consequences of an exchange.

If an exchange is to a new Fund, the dollar value of shares acquired must meet the Fund's minimum investment for a new account.  Any amount that remains in a Fund account after an exchange must not drop below the minimum account value required by the Fund.

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Dividends of the Fund are declared each day the Fund is open for business and paid monthly.  Capital gains, if any, will be distributed on an annual basis usually in November or December. Account statements showing dividends paid will be mailed to shareholders monthly. Dividends reflect daily net income, which generally consists of accrued interest and accretion of discount less amortization of premium and expenses of the Fund. The Fund may make additional distributions if necessary to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").

You may choose to have dividends and distributions of the Fund paid to you in cash or additional shares of the Fund. You should make this election on your Account Application but you may change your election by giving written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If you do not choose otherwise, all dividends and distributions will be reinvested in the Fund paying the dividend and/or distribution.

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on distributions from the Fund.  Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund.  Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Dividend distributions and short-term capital gains generally will be taxed as ordinary income.  The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold.  It does not depend on how long you held your Fund shares.

Currently applicable tax provisions generally provide for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock.  These rate reductions do not apply to corporate taxpayers or to foreign shareholders.  The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•       Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•       Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

•       A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•       Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions of long-term gains from sales by a Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns.  Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

The Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Fund, you generally will be subject to tax on any taxable gain.  Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange).  Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain.  If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of the shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The figures shown for the Fund include information of such corresponding predecessor for the periods prior to the reorganization of the Fund as a series of The FBR Funds on February 27, 2004.

FBR Fund for Government Investors

                                                                                                                                                    For The Years Ended December 31,

	2003	2002	2001	2000	1999
Per Share Operating Performance: Net Asset Value - Beginning of Year.....	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations: Net Investment Income.........................	0.00*	0.01	0.03	0.05	0.04

Net Realized Loss on Investments..............	0.00*	--	--	--	--

Total From Investment Operations.......	0.00*	0.01	0.03	0.05	0.04

Distributions to Shareholders: From Net Investment Income.......	0.00*	(0.01)	(0.03)	(0.05)	(0.04)

Net Asset Value - End of Year...........	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
	====	====	====	====	====
Total Investment Return..........	0.42%	1.03%	3.25%	5.27%	3.97%
Ratios to Average Net Assets: Expenses After Reimbursement.......	0.75%	0.75%	0.75%	0.75%	0.74%
Expenses Before Reimbursement.....	0.82%	0.75%	0.75%	0.75%	0.74%
Net Investment Income After Reimbursement.	0.43%	1.03%	3.25%	5.17%	3.90%
Net Investment Income Before Reimbursement...	0.36%	1.03%	3.25%	5.17%	3.90%

Supplementary Data: Net Assets at End of Year (in thousands)..	$341,413	$454,247	$484,682	$555,711	$492,627
Number of Shares Outstanding at End of Year (in thousands)...........	341,437	454,247	484,682	555,711	492,627

 * Amount rounds to less than $0.01

ADDITIONAL INFORMATION

THE FBR FUNDS
Money Market Fund

Additional information about the Fund is available free of charge, upon request, in the following forms:

- Statement of Additional Information--additional information about the Fund's operations. The information presented in the Statement of Additional Information is incorporated by reference into this prospectus.

- Annual Report--additional information about the Fund's investments and a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

- Semi-Annual Report--additional information about the Fund's investments.

To request a free copy of any of the materials described above, or to make other inquiries, contact us:

By telephone:       888.888.0025

By mail:                  The FBR Funds
                                Money Market Fund
                                P.O. Box 5354
                                Cincinnati, OH  45201-5354

By e-mail:               funds@fbr.com

On the Internet:    www.fbr.com\funds\

Information about the Fund (including the Fund's Statement of Additional Information) can also be reviewed and copied at the Securities Exchange Commission's ("SEC") Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202.942.8090. Reports and other information about the Fund are available on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21503